Exhibit 10.10

NEITHER THIS SECURITY NOR THE SECURITY INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Warrant No. W-OCT07-______

Void after 5:00 p.m., Eastern Standard Time on October 5, 2012

UNIT PURCHASE WARRANT

DRTATTOFF, LLC, a California limited liability company (the “Company”), hereby certifies that, for value received, Dawson James Securities, Inc., located at 925 Federal Highway, Suite 600, Boca Raton, FL 33432 (the “Warrant Holder”) is the owner of the number of unit purchase warrants (“Warrants”) which entitles the holder thereof to purchase, at any time during the period commencing on the Commencement Date (as defined herein) and ending on the Expiration Date (as defined herein), seventy seven thousand eight hundred (77,800) fully paid and non-assessable units of Membership Interest (as defined in the Company's Operating Agreement dated as of July 5, 2005, as amended to date (the "Operating Agreement")) in the Company (each a "Unit"), at a purchase price equal to the Exercise Price (as defined below) in lawful money of the United States of America in cash or securities, subject to adjustment as hereinafter provided. Each Unit shall include the right to receive allocations of Net Profits and Net Losses and distributions from the Company.

1.  WARRANT; EXERCISE PRICE.

1.1  This Warrant is issued pursuant to a Placement Agent Agreement dated June 25, 2007, by and among the Company and Brookshire Securities Corporation (“Brookshire”), pursuant to which Brookshire entered into a Selected Dealer Agreement, dated August 14, 2007, with the Warrant Holder.

1.2  Each Warrant shall entitle the Warrant Holder to purchase one Unit, subject to adjustment as provided in Section 8 herein (individually, a “Warrant Unit” severally, the “Warrant Units”). Each Warrant Unit shall provide the holder of such Unit with a capital account balance equal to the exercise price paid for such Warrant Unit.

1.3  The purchase price payable upon exercise of each Warrant (the “Exercise Price”) shall be $1.25 per Unit, or the equivalent thereof. Notwithstanding the foregoing, the Exercise Price and number of Warrant Units purchasable pursuant to this Warrant are subject to adjustment as provided in Section 8.

2.  EXERCISE OF WARRANT; EXPIRATION DATE.

2.1

(a)  This Warrant is exercisable at any time and from time to time commencing on October 5, 2007 (“Commencement Date”) and ending at 5:00 p.m., Eastern Time on the date set forth above (the “Expiration Date”), in whole or from time to time in part, at the option of the Warrant Holder, upon surrender of this Warrant to the Company together with a duly completed Notice of Exercise in the form attached hereto and payment of an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Units then being purchased upon such exercise, except as provided in Section 2.1(b) hereunder.

(b) If the securities underlying this Warrant are adjusted in accordance with Section 8(b), into shares of common stock (“Common Stock”) and such Common Stock is subsequently registered under Section 12 of the Securities Exchange Act of 1934, as amended, the Warrant Holder may elect to pay all or part of the Exercise Price by surrendering shares of Common Stock to the Company, including by allowing the Company to deduct from the number of shares of Common Stock deliverable upon exercise of this Warrant, a number of such shares which has an aggregate Fair Market Value, determined as of the average of the last sale price (defined hereunder) of the Common Stock for the 20 consecutive trading days immediately preceding the date of exercise of this Warrant, equal to the aggregate Exercise Price. In the event that the Warrant Holder elects to utilize the “cashless exercise” procedure contained in Section 2.1(b), this Warrant is exercisable upon surrender of this Warrant to the Company together with a duly completed Notice of Exercise in the form attached hereto and surrender of that number of shares of Common Stock equal to the aggregate Exercise Price determined in accordance with this Section 2.1(b)(i) or (ii). “Fair Market Value” per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the NASD OTC Bulletin Board or other electronic quotation service, then the Fair Market Value shall be the average of the last sale price per share of the Common Stock for the 20 consecutive trading days preceding the date of exercise of this Warrant; or

(ii) If the Common Stock is at the time listed on any Exchange, then the Fair Market Value shall be the average of the last sale price per share of the Common Stock for the 20 consecutive trading days preceding the date of exercise of this Warrant, on the Exchange determined to be the primary market for the Common Stock. "Exchange" shall mean any organization, association, or group of persons, whether incorporated or unincorporated, which constitutes, maintains, or provides a market place or facilities for bringing together purchasers and sellers of securities or for otherwise performing with respect to securities the functions commonly performed by a stock exchange as that term is generally understood, and includes the market place and the market facilities maintained by such exchange.

2.2  Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 2.1. At such time, the person or persons in whose name or names any certificates for Warrant Units shall be issuable upon such exercise as provided in Section 2.3 below shall be deemed to have become the holder or holders of record of the Warrant Units represented by such certificates.

2.3  Within three business days after the exercise of the purchase right represented by this Warrant, the Company at its expense will use its reasonable best efforts to cause to be issued in the name of, and delivered to, the Warrant Holder, or, subject to the terms and conditions hereof, to such other individual or entity as such Warrant Holder (upon payment by such Warrant Holder of any applicable transfer taxes) may direct:

(a)  a certificate or certificates for the number of full Warrant Units to which such Warrant Holder shall be entitled upon such exercise , and

(b)  in case such exercise is in part only, a new Warrant or Warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of Units currently stated on the face of this Warrant minus the number of such Units purchased by the Warrant Holder upon such exercise as provided in Section 2.2 (in each case prior to any adjustments made thereto pursuant to the provisions of this Warrant).

3.  REGISTRATION AND TRANSFER ON COMPANY BOOKS.

3.1  The Company (or an agent of the Company) will maintain a register containing the names and addresses of the Warrant Holders. Any Warrant Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

3.2  The Company shall register upon its books any transfer of a Warrant upon surrender of same as provided in Section 5.

4.  RESERVATION OF UNITS. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such Warrant Units and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. As long as the Warrant shall be outstanding, the Company shall use its commercially reasonable efforts to cause all Warrant Units issuable upon exercise of the Warrants to be listed (subject to official notice of issuance) on each Exchange (or, if applicable on Nasdaq, NASD OTC Bulletin Board or Pink Sheets, LLC or any successor electronic quotation service and trading market) on which the Company's Membership Interests are then listed and/or quoted, if any.

5.  EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OR MUTILATION OF WARRANTS. This Warrant is exchangeable, without expense, at the option of the Warrant Holder, upon presentation and surrender hereof to the Company for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of Units purchasable hereunder. Subject to the terms of Sections 6 and 7, upon surrender of this Warrant to the Company at its principal office or at the office of its transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled. Subject to the terms of Sections 6 and 7, this Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Warrant Holder hereof. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant, the Company shall execute and deliver in lieu thereof a new Warrant of like tenor and date representing an equal number of Warrants.

6.  LIMITATION ON EXERCISE AND SALES.

(a)  Each holder of this Warrant acknowledges that this Warrant and the Warrant Units have not been registered under the Securities Act, as of the date of issuance hereof. This Warrant only may be transferred in compliance with this Section 6 and Section 7. The Company shall be under no obligation to issue the Units covered by such exercise unless and until the Warrant Holder shall have executed the form of exercise annexed hereto that states that at the time of such exercise that it is then an “accredited investor” within the meaning of Rule 501 of Regulation D, is acquiring such Units for its own account, and will not transfer the Warrant Units unless pursuant to an effective and current registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act and any other applicable restrictions, in which event the Warrant Holder shall be bound by the provisions of a legend or legends to such effect that shall be endorsed upon the certificate(s) representing the Warrant Units issued pursuant to such exercise. In such event, the Warrant Units issued upon exercise hereof shall be imprinted with a legend in substantially the form provided in Section 7(b).

(b) Warrant Holder represents and warrants that it is acquiring this Warrant for its own account, for purposes of investment, and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act and the rules and regulations promulgated thereunder. Warrant Holder represents, warrants and agrees that it will not sell, exercise, transfer or otherwise dispose of this Warrant (or any interest therein) or any of the Units purchasable upon exercise hereof, except pursuant to (i) an effective registration statement under the Securities Act and applicable state securities laws or (ii) an opinion of counsel, satisfactory to Company, that an exemption from registration under the Securities Act and such laws is available. Warrant Holder further acknowledges and agrees that Company is not required, legally or contractually, so to register or qualify the Warrant or such Units or to take any action to make such an exemption available. Warrant Holder understands that Company will be relying upon the truth and accuracy of the representations and warranties contained in this Section 6 in issuing this Warrant and such Units without first registering the issuance thereof under the Securities Act or qualifying or registering the issuance thereof under any state securities laws that may be applicable.

(c) Warrant Holder acknowledges that (i) there is not now, and there may not be in the future, any public market for the Warrant, (ii) although there currently is not a public trading market for the Units, there can be no assurance that any such market will be created and sustained, and (iii) there can be no assurance that Warrant Holder will be able to liquidate its investment in Company. Warrant Holder represents and warrants that it is familiar with and understands the terms and conditions of Rule 144 promulgated under the Securities Act.

(d)  Warrant Holder represents and warrants to Company that (i) it has such knowledge and experience in financial and business matters as is necessary to enable it to evaluate the merits and risks of any investments in Company and is not utilizing any other person to be a purchaser representative in connection with evaluation of such merits and risks; and (ii) it has no need for liquidity in an investment in Company and is able to bear the risk of that investment for an indefinite period and to afford a complete loss thereof.

(e) Warrant Holder represents and warrants that it has had access to, and has been furnished with, all of the information it has requested from Company and has had an opportunity to review the books and records of Company and to discuss with management and members of the board of directors of Company the business and financial affairs of Company.

(f)  Warrant Holder agrees that at the time of each exercise of this Warrant, unless the issuance of Units issuable thereupon is pursuant to an effective registration statement under the Securities Act and under applicable state blue sky laws, Warrant Holder will provide Company with a letter embodying the representations and warranties set forth in subsections (b) through (e), in form and substance reasonably satisfactory to Company, and agrees that the certificate(s) representing any shares issued to it upon any exercise of this Warrant may bear such restrictive legend as Company may deem necessary to reflect the restricted status of such shares under the Securities Act unless Company shall have received from Warrant Holder an opinion of counsel to Warrant Holder, reasonably satisfactory in form and substance to Company and its counsel, that such restrictive legend is not required.

7.  TRANSFER RESTRICTIONS.

(a) If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Warrant Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to counsel for the Company) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company, (iii) that transferee agree in writing with the Company to be bound by the terms and conditions of this Warrant applicable to the Warrant Holder and (iv) that the transferee be an “accredited investor” as defined in Regulation D promulgated under the Securities Act.

(b) The Units or other securities issuable on the exercise of the Warrant shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c) The Holder acknowledges that the Warrant Units acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

8.  ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF UNITS DELIVERABLE. The Exercise Price and the number of Warrant Units purchasable pursuant to each Warrant shall be subject to adjustment from time to time as hereinafter set forth in this Section 8:

(a)  In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall issue any additional units of Membership Interest as a dividend or subdivide the number of outstanding Units into a greater number of units of Membership Interest, then in either of such cases, the then applicable Exercise Price per Warrant Unit purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced and the number of Warrant Units at that time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event the Company shall reduce the number of outstanding units of Membership Interest by combining such units into a smaller number of units of Membership Interest then, in such case, the then applicable Exercise Price per Warrant Unit purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number of Warrant Units at that time purchasable pursuant to this Warrant shall be proportionately decreased. If the Company shall, at any time during the life of this Warrant, declare a dividend payable in cash on its Membership Interest and shall at substantially the same time offer to its stockholders a right to purchase new units of Membership Interest from the proceeds of such dividend or for an amount substantially equal to the dividend, all units of Membership Interest so issued shall, for the purpose of this Warrant, be deemed to have been issued as a dividend. Any dividend paid or distributed upon the Membership Interests in units of any other class of securities convertible into units of Membership Interest shall be treated as a dividend paid in units of Membership Interest to the extent that units of Membership Interest are issuable upon conversion thereof.

(b)  In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding units of Membership Interest, (or the Company or a successor corporation shall consolidate or merge with or convey all or substantially all of its or of any successor corporation’s property and assets to any other corporation or corporations (any such other corporations being included within the meaning of the term “successor corporation” hereinbefore used in the event of any consolidation or merger of any such other corporation with, or the sale of all or substantially all of the property of any such other corporation to, another corporation or corporations), then, as a condition of such recapitalization, consolidation, merger or conveyance, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to purchase, upon the basis and on the terms and conditions specified in this Warrant, in lieu of the Warrant Units theretofore purchasable upon the exercise of this Warrant, such shares of stock, securities or assets, as may be issued or payable with respect to, or in exchange for, the number of Warrant Units theretofore purchasable upon the exercise of this Warrant had such recapitalization, consolidation, merger, or conveyance not taken place, and the exercise price for which shall have been appropriately adjusted to reflect the number of securities which the Warrant Holder is entitled to purchase in exchange for such Warrant; and in any such event, the rights of the Warrant Holder to any adjustment in the number of Warrant Units purchasable upon the exercise of this Warrant, as herein provided, shall continue and be preserved in respect of any stock which the Warrant Holder becomes entitled to purchase.

(c)  In case the Company at any time while this Warrant shall remain unexpired and unexercised shall sell all or substantially all of its property or dissolve, liquidate, or wind up its affairs, lawful provision shall be made as part of the terms of any such sale, dissolution, liquidation or winding up, so that the holder of this Warrant may thereafter receive upon exercise hereof in lieu of each Warrant Unit that it would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each Unit of the Company, provided, however, that in any case of any such sale or of dissolution, liquidation or winding up, the right to exercise this Warrant shall terminate on a date fixed by the Company; such date so fixed to be not earlier than 5:00 p.m., Eastern Time, on the forty-fifth day next succeeding the date on which notice of such termination of the right to exercise this Warrant has been given by mail to the registered holder of this Warrant at its address as it appears on the books of the Company.

9.  VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may, at its option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount deemed appropriate by the Managing Members of the Company and/or extend the date of the expiration of the Warrants.

10.  RIGHTS OF THE HOLDER. The Warrant Holder shall not, by virtue hereof, be entitled to any rights of a member in the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein. This Warrant does not entitle the Holder to any voting rights or other rights as a member of the Company prior to the Exercise Date and then only with respect to the Warrant Units to be issued with respect thereto.

11.  NOTICES OF RECORD DATE. In case:

(a)  the Company shall take a record of the holders of its Units (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any Membership Interests or any other securities, or to receive any other right, or

(b)  of any capital reorganization of the Company, any reclassification of the equity capital of the Company, any consolidation or merger of the Company with or into a corporation or other entity (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

(c)  of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Warrant Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Units (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their Units (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice, provided that the failure to mail such notice shall not affect the legality or validity of any such action.

12.  REGISTRATION RIGHTS. The Warrant Holder is entitled to the registration rights set forth in Annex A attached hereto and made a part hereof.

13.  SUCCESSORS. The rights and obligations of the parties to this Warrant will inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, pledgees, transferees and purchasers.

14.  CHANGE OR WAIVER. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against whom enforcement of the change or waiver is sought.

15.  HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

16.  GOVERNING LAW. This Warrrant shall be governed by and construed in accordance with the laws of the State of California. Any action or litigation brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts or in the federal courts located in the state of California prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

17.  MAILING OF NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given one (1) business day after delivery to an overnight carrier with instructions to deliver to the applicable address set forth below, or, if sent by facsimile, upon receipt of a confirmation of delivery:

Registered Holder:	To his or her last known address as indicated on the Company’s books and records.

The Company:	DrTattoff, LLC
8500 Wilshire Blvd,
Beverly Hills CA 90211
Attention: James Morel, President
Fax: 310-659-4159

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

DR. TATTOFF, LLC

By: /s/ James Morel
Name: James Morel
Title: CEO

Notice of Exercise
To Be Executed by the Warrant Holder
In Order to Exercise Warrants

TO: Dr. Tattoff, LLC

The undersigned hereby: (1) irrevocably subscribes for and offers to purchase _______ Units (“Units”), of DrTattoff, LLC, pursuant to Warrant No. ___ heretofore issued to ___________________ on October 5, 2007 and (2) encloses a cash payment of $__________ representing the aggregate exercise price for such Units.

The undersigned hereby represents and warrants to the Company that it is an “Accredited Investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and is acquiring these securities for its own account and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same. The undersigned further represents that it does not have any contract, agreement, understanding or arrangement with any person to sell, transfer or grant the Units issuable under this Warrant. The undersigned understands that the shares it will be receiving are “restricted securities” under Federal securities laws inasmuch as they are being acquired from DrTattoff, LLC, in transactions not including any public offering and that under such laws, such shares may only be sold pursuant to an effective and current registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act and any other applicable restrictions, in which event a legend or legends will be placed upon the certificate(s) representing the Units issuable under this Warrant denoting such restrictions. The undersigned understands and acknowledges that the Company will rely on the accuracy of these representations and warranties in issuing the securities underlying the Warrant.

[warrant notice of exercise signature page to follow]

Exhibit 10.10

[warrant notice of exercise signature page]

Date:  ________________________________________________________________________

Warrant Holder Name: __________________________________________________________

Taxpayer Identification Number: ____________________________________________________

By: ________________________________________________________________________________

Printed Name: _________________________________________________________________

Title:  ________________________________________________________________________

Address:  ________________________________________________________________________

Note: The above signature should correspond exactly with the name on the face of this Warrant or with the name of assignee appearing in assignment form below.

AND, if said number of shares shall be less than the total number of shares purchasable under the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash and delivered to the address stated above.

ASSIGNMENT FORM
To be executed by the Warrant Holder
In order to Assign Warrants

FOR VALUE RECEIVED,____________________________________ hereby sell, assigns and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

(Please print or type name and address)

______________________ of the Warrants represented by this Warrant, and hereby irrevocably constitutes and appoints ________________________ Attorney to transfer this Warrant on the books of the Company, with full power of substitution in the premises.

Dated:______________________	______________________________
(Signature of Registered Holder)

In addition to executing this Assignment Form, the Warrant Holder and the transferee must comply with the other requirements for transfer set forth in Sections 6 and 7 of the Warrant.

CERTIFICATION OF STATUS OF TRANSFEREE
TO BE EXECUTED BY THE TRANSFEREE OF THIS WARRANT

The undersigned transferee hereby certifies to the registered holder of this Warrant and to DR. TATTOFF, LLC that the transferee is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

Dated:______________________	______________________________
(Signature of Transferee)

ANNEX A

REGISTRATION RIGHTS

1. DEFINITIONS. Capitalized terms used and not otherwise defined herein that are defined in the Warrant shall have the meanings given such terms in the Warrant. As used herein, the following terms shall have the following meanings:

“Commission” means the Securities and Exchange Commission.

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.

“Holder” or “Holders” means the Warrant Holder or Holders to the extent any of them hold Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5.2.

“Indemnifying Party” shall have the meaning set forth in Section 5.2.

“Piggy-Back Registration” is defined in Section 2.2.1.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the shares of Common Stock issuable upon exercise of the Warrants, or other securities of the Company or any other issuer or issuable in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, mergers, combinations or similar events, if applicable); provided, however, that the shares of Common Stock which are Registrable Securities shall cease to be Registrable Securities upon any sale or transfer of such shares pursuant to a Registration Statement, Section 4(1) of the Securities Act, Rule 144 under the Securities Act or otherwise.

“Registration Statement” means a registration statement filed by the Company with the Commission on any registration form prescribed by the Commission permitting a secondary offering or distribution, other than on Form S-4, Form S-8 or similar forms.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

“Trading Market” means any of the Pink Sheets LLC electronic quotation service, NASD OTC Bulletin Board, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, American Stock Exchange or the New York Stock Exchange.

“Warrants” means the Unit purchase warrants issued by the Company.

2. REGISTRATION RIGHTS.

2.1 Demand Registration.

2.1.1 Request for Registration. At any time and from time to time, the Holder or the permitted transferees of the Holder, may make a written demand for registration under the Securities Act (“Demanding Holder”) of all or part of their Registrable Securities (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. Upon any such request, the Demanding Holder shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.2.2. The Company shall not be obligated to effect more than one (1) Demand Registration under this Section 2.1.1 in respect of Registrable Securities.

2.1.2 Effective Registration. A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) the Demanding Holder thereafter elects to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated or withdrawn.

2.1.3 Withdrawal. If the Demanding Holder disapproves of the terms of any underwriting or is not entitled to include all of their Registrable Securities in any offering, such Demanding Holder may elect to withdraw from such offering by giving written notice to the Company and the underwriter(s) of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the Demanding Holder withdraws from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in Section 2.1.1

2.2 Piggyback Registration.

2.2.1 At any time and from time to time during the Warrant exercise period, whenever the Company proposes to file a Registration Statement, the Company will prior to such filing give written notice to Holder of its intention to do so and, upon the written request of Holder given within ten (10) days after the Company provides such notice, the Company shall use its good faith efforts to cause all Registrable Securities which the Company has been requested by Holder to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of Holder; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation or liability to Holder. In the Holder’s request, the Holder will be required to describe briefly its proposed disposition of the Registrable Securities. However, in connection with any registration under Section 2, the Holder’s Registrable Securities shall be junior and subordinate to any registration rights granted by the Company which are already outstanding, and any senior registration rights granted by the Company in the future.

2.2.2 In connection with any registration under Section 2 involving an underwritten offering of the Company’s securities, the Company shall not be required to include any Registrable Securities in such underwriting unless Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the sole discretion of the underwriters, jeopardize the success of the offering by the Company. If in the sole discretion of the managing underwriter or underwriters the registration of all, or part of, the Registrable Securities which Holder has requested to be included would adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Securities, if any, which the managing underwriter or underwriters believe may be sold without causing such adverse effect. If the number of Registrable Securities to be included in the underwriting in accordance with the foregoing is less than the total number of shares which Holder has requested to be included, then Holder and each participant other than the Company in such underwriting shall participate in the underwriting pro rata based upon their total ownership of Registrable Securities. Any such limitation shall be imposed in such manner so as to avoid any diminution in the number of shares the Company may register for sale by giving first priority for the shares to be registered for issuance and sale by the Company and the underwriter, and by giving second priority for the shares to be registered for sale by any holder of Registrable Securities pursuant to the terms of this Agreement.

2.2.3 In connection with any registration under Section 2 involving a selling stockholder registration statement or any other registration statement not involving an underwritten offering of the Company’s securities, the Company reserves the right to include only that number of Registrable Securities, if any, as it shall determine in its sole discretion, may be sold without jeopardizing the success of the offering or having an adverse effect on the offering. If the number of Registrable Securities to be included in the offering in accordance with the foregoing is less than the total number of shares which Holder has requested to be included, then Holder and each participant other than the Company in such offering shall participate in the offering pro rata based upon their total ownership of Registrable Securities. Any such limitation shall be imposed in such manner so as to avoid any diminution in the number of shares the Company may register for sale by giving first priority for the shares to be registered for issuance and sale by the Company, and by giving second priority for the shares to be registered for sale by any holder of Registrable Securities pursuant to the terms of this Agreement.

2.2.4  Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company may also elect to withdraw a registration statement at any time prior to the effectiveness of the Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 4.

3. REGISTRATION PROCEDURES.

3.1 When the Company proposes to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall:

3.1.1 furnish to the Holder such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus) as the Holder reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by the Registration Statement;

3.1.2 use its commercially reasonable efforts to register or qualify the Holder’s Registrable Securities covered by the Registration Statement under the securities or “blue sky” laws of such jurisdictions within the United States as the Holder may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction; and

3.1.3 list the Registrable Securities covered by the Registration Statement with any Trading Market on which the Common Stock of the Company is then listed.

4. REGISTRATION EXPENSES. All expenses relating to the Company’s compliance with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars are called “Registration Expenses”. All selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any counsel to the Holders, are called “Selling Expenses” and shall be the responsibility of the Holder. The Company shall only be responsible for all Registration Expenses.

5. INDEMNIFICATION.

5.1 In the event of a registration of the Registrable Securities, the Holder (subject to the provisions of Section 5.2) will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact which was furnished in writing by the Holder to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to the Warrant, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such Holder will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon said Holder’s untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of said Holder specifically for use in any such document, or (ii) in connection with a Holder’s sale of Registrable Securities, including without limitation alleged violations of Regulation M. Notwithstanding the provisions of this paragraph, no Holder shall be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by said Holder in respect of Registrable Securities in connection with any such registration under the Securities Act.

5.2 Promptly after receipt by a party entitled to claim indemnification hereunder (an “Indemnified Party”) of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an “Indemnifying Party”), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5.2 and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5.2 if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5.2 for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and if counsel shall have reasonably concluded that there may be reasonable defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party in either case which would prohibit such counsel from representing both parties under applicable conflicts of interest rules of professional ethics, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Neither party shall settle any proceeding for which indemnification is sought without the written consent of the other party, which shall not be unreasonably withheld.

5.3  Notwithstanding any provision herein to the contrary, each Holder shall be treated individually and separately from all other Holders under this Section 5, and will not become the subject of any obligation under this Section 5 as a result of any action, failure to act, statement, omission, or otherwise of any other Holder hereunder.